UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2011
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)
Registrants’ telephone, including area code: (610) 648-1700
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Explanatory Note: This Amendment No. 1 to the Registrants’ Current Report on Form 8-K is being filed solely to provide XBRL documents that were omitted from the Current Report on Form 8-K when originally filed on June 30, 2011 in accordance with the temporary hardship exemption provided by Rule 201 of Regulation S-T.
Item 8.01. Other Events
Liberty Property Trust (“Trust”) and Liberty Property Limited Partnership (“Operating Partnership”), collectively (“Liberty” or “Company”) are re-issuing their historical financial statements in connection with Financial Accounting Standards Board ASC 360-10-05, “Impairment or Disposal of Long-Lived Assets” (“ASC 360”). During the three months ended March 31, 2011, Liberty sold properties and in compliance with ASC 360 has reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (including the comparable periods of the prior year). In addition, Liberty concluded that the held for sale criteria in ASC 360 were met for certain other properties as of March 31, 2011 and reported the revenue and expenses from the operations of those properties as discontinued operations for each period presented in its March 31, 2011 Quarterly Report on Form 10-Q (including the comparable periods of the prior year). Under SEC requirements, a reclassification as discontinued operations in the manner required by ASC 360 is required for previously issued annual financial statements for each of the three years shown in Liberty’s last Annual Report on Form 10-K if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on Liberty’s reported net income available to common shareholders or funds from operations.
Liberty is also updating its historical financial statements in connection within Financial Accounting Standards Board ASC 280-10-10, “Segment Reporting” (“ASC 280”). During the three months ended March 31, 2011, Liberty realigned the reportable segments due to changes in internal reporting responsibilities. As required by ASC 280, consolidated financial statements issued by Liberty in the future will reflect modifications to the Liberty’s reportable segments resulting from the change described above, including reclassification of all comparative prior period segment information. Under SEC requirements, the same reclassification of comparative prior period segment information is required for previously issued annual financial statements for each of the years shown in Liberty’s last Annual Report on Form 10-K if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the change in reportable segments. This reclassification has no effect on Liberty’s reported net income available to common shareholders or funds from operations.
This Current Report on Form 8-K updates Items 6, 7, 8 and 15 of the Liberty’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), to reflect the results of operations of the Liberty’s real properties which have been sold and held for sale prior to March 31, 2011 as discontinued operations and to reflect the change in reportable segments. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K including projections of future activity except to the extent expressly provided above.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number		Exhibit Title

12.1	*	Statement re: Computation of Ratios

23.1	*	Consent of Independent Registered Public Accounting Firm relating to the Trust

23.2	*	Consent of Independent Registered Public Accounting Firm relating to the Operating Partnership

99.1	*	Updated financial information for the years ended December 31, 2010, 2009, 2008.

101.INS		XBRL Instance Document.

101.SCH		XBRL Taxonomy Extension Schema Document.

101.CAL		XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF		XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB		XBRL Extension Labels Linkbase.

101.PRE		XBRL Taxonomy Extension Presentation Linkbase Document.
* Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP
By:	Liberty Property Trust, its sole General Partner

By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Chief Financial Officer
Dated: July 6, 2011

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